UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 5, 2018

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor

Albany, New York 12203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On March 5, 2018, CommerceHub, Inc., a Delaware Corporation (“CommerceHub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CommerceHub, Great Dane Parent, LLC, a Delaware limited liability company (“Parent”), and Great Dane Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge (the “Merger”) with and into CommerceHub, with CommerceHub continuing as the surviving corporation and a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of GTCR LLC (“GTCR”) and Sycamore Partners Management, L.P. (“Sycamore”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of CommerceHub’s Series A common stock, par value $0.01 per share, Series B common stock, par value $0.01 per share, and Series C common stock, par value $0.01 per share, (collectively, the “Company Common Stock”) (other than (x) shares of Company Common Stock held by CommerceHub or any of its Subsidiaries, including as treasury stock, or by Parent or any of its subsidiaries, including Merger Sub, which shall be cancelled and will cease to exist, (y) shares of Company Common Stock for which stockholders have exercised statutory appraisal rights and which shall be entitled to the appraised value thereof, if applicable, pursuant to Section 262 of the Delaware General Corporation Laws, or (z) as otherwise agreed to by Parent with any holder of shares of Company Common Stock who is also an employee or officer of CommerceHub) will be converted into the right to receive cash in the amount of $22.75 (the “Merger Consideration”). Each equity award with respect to shares of Company Common Stock will be cancelled and the holder thereof will be entitled to receive a cash payment in an amount equal to the product of (x) the Merger Consideration (less any applicable strike price or exercise price) and (y) the number of shares of Company Common Stock subject to such award, except for certain exceptions with respect to equity awards granted in calendar year 2018.

The consummation of the Merger is subject to certain customary mutual conditions, including (i) the approval of CommerceHub’s stockholders holding a majority of the aggregate voting power of the outstanding shares of Company Common Stock, (ii) the expiration or termination of any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and (iii) the absence of any law or order of any court or other governmental authority that prohibits, renders illegal or permanently enjoins the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon (i) the accuracy of the representations and warranties of the other party as of the date of the Merger Agreement and as of the closing (subject, in certain cases, to materiality or de minimis qualifiers) and (ii) the compliance by the other party in all material respects with its pre-closing obligations under the Merger Agreement. Parent and Merger Sub’s obligation to consummate the Merger is also conditioned upon (i) the absence of a material adverse effect with respect to CommerceHub and (ii) the delivery of payoff letters with respect to certain indebtedness of CommerceHub outstanding prior to the Effective Time, if any.

CommerceHub and Parent have each made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, the parties have agreed, among other things, to covenants relating to the use of their respective reasonable best efforts to obtain governmental and regulatory approvals. In addition, subject to certain exceptions, CommerceHub has agreed to covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) the submission of the Merger Agreement to CommerceHub’s stockholders at a special meeting thereof for approval, (iii) the recommendation by the board of directors of CommerceHub in favor of the adoption by CommerceHub’s stockholders of the Merger Agreement and (iv) non-solicitation obligations of CommerceHub with respect to alternative acquisition proposals.

Either CommerceHub or Parent may terminate the Merger Agreement if (i) Parent, Merger Sub and CommerceHub agree by mutual written consent to do so, (ii) the Merger has not been consummated on or before September 5, 2018 (the “Outside Date”) (provided that the Outside Date may be extended for a period of seventy-five days by either CommerceHub or Parent if the Merger has not been consummated as a result of the approval of the Merger by CommerceHub’s stockholders not having been obtained or the waiting periods under the HSR Act not having expired or been terminated), (iii) any court or other governmental authority has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order or other action is, or has become, final and non-appealable, (iv) the approval of CommerceHub’s stockholders is not obtained at a meeting of CommerceHub’s stockholders called to adopt the Merger Agreement at which a final vote was taken or (v) the other party breaches any representation, warranty or covenant that would result in the failure of a closing condition to be satisfied, subject to a cure period in certain circumstances. In addition, CommerceHub may, under certain circumstances, terminate the Merger Agreement (i) prior to the approval of the Merger by CommerceHub’s stockholders, in order for CommerceHub to enter substantially concurrently into a definitive written agreement with respect to an unsolicited superior acquisition proposal, subject to CommerceHub having first complied with certain notification, match rights and other obligations or (ii) if Parent fails to consummate the Merger within three business days of CommerceHub providing notice that it is ready, willing and able to consummate the Merger and at such time as all other conditions to closing are satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the closing of the Merger). Additionally, Parent may, under certain circumstances, terminate the Merger Agreement if, prior to the approval of the Merger by CommerceHub’s stockholders, (i) the board of directors of CommerceHub changes or adversely modifies its recommendation that CommerceHub’s stockholders vote in favor of adopting the Merger Agreement or (ii) CommerceHub willfully and materially breaches its non-solicitation obligations.

If the Merger Agreement is terminated (i) by CommerceHub in order for CommerceHub to enter into a definitive written agreement with respect to an unsolicited superior acquisition proposal, (ii) by Parent because (a) the board of directors of CommerceHub changes or adversely modifies its recommendation that CommerceHub’s stockholders vote in favor of adopting the Merger Agreement or (b) CommerceHub willfully and materially breaches its non-solicitation obligations, or (iii) by (x) either party because either the Merger was not consummated on or before the Outside Date (as it may be extended) or the approval of CommerceHub’s stockholders was not obtained at a stockholder’s meeting at which a vote to approve the Merger occurred or (y) Parent if CommerceHub commits a breach of any covenant that results in the failure of a closing condition to be satisfied (subject to a cure period in certain circumstances), but only if, in the case of this clause (iii), an alternative acquisition proposal was previously communicated or made known and, within 12 months following the termination of the Merger Agreement, CommerceHub enters into any agreement for an alternative transaction that is subsequently consummated (whether such consummation occurs during or after such 12 month period), then CommerceHub will be obligated to pay to Parent a one-time fee equal to $31.5 million in cash.

If the Merger Agreement is terminated by CommerceHub because (i) a breach of any representation, warranty or covenant on the part of Parent results in the failure of a closing condition to be satisfied (subject to a cure period in certain circumstances) or (ii) Parent fails to consummate the Merger within three Business Days of CommerceHub providing notice that it is ready, willing and able to consummate the Merger and all other conditions are satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the closing of the Merger), then Parent will be obligated to pay to CommerceHub a one-time fee equal to $63.0 million in cash.

Parent has obtained debt financing commitments to finance the transactions contemplated by the Merger Agreement, including the payment of the Merger Consideration to the holders of shares of Company Common Stock, payments in respect of equity awards and payment of all related fees and expenses. In addition, affiliates of each of Sycamore and GTCR have (x) provided equity financing commitments to finance the equity portion of the transaction and (y) executed a limited guarantee in favor of CommerceHub to guarantee, subject to the limitations described therein, the payment of Parent’s termination fee and certain other expense obligations of Parent and Merger Sub under the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Parent, Merger Sub, CommerceHub, or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger

Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Parent, Merger Sub, CommerceHub or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by CommerceHub.

Voting Agreement

In connection with the Merger Agreement, Parent, CommerceHub (for certain limited purposes) and a charitable trust affiliated with John C. Malone (the “Trust”) entered into a Voting Agreement (the “Voting Agreement”) with respect to shares of Company Common Stock held by the Trust.  Pursuant to the Voting Agreement, the Trust agreed, among other things and subject to certain conditions, to, at any meeting of stockholders of CommerceHub called to vote upon the approval of the Merger, vote all shares of Company Common Stock beneficially owned by the Trust in favor of the Merger, and to vote against certain other matters, so long as such obligations have not terminated in accordance with the terms set forth therein.

From the date of the Voting Agreement until the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement and (c) the Outside Date, the Trust has agreed to transfer restrictions with respect to its Company Common Stock, including (i) restrictions on selling, transferring or disposing of shares of Company Common Stock and (ii) restrictions on the ability to enter into voting agreements or to grant proxies or powers of attorney with respect to its Company Common Stock, in each case, subject to certain exceptions.

Pursuant to the Voting Agreement, (i) Parent agreed to pay the reasonable out-of-pocket fees and expenses incurred by the Trust in connection with the Voting Agreement in an amount not to exceed $75,000 and (ii) CommerceHub agreed to indemnify the Trust and its trustees, beneficiaries, representatives and advisors for losses relating to or arising out of the Voting Agreement and the Merger Agreement.

The Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of various terms of the Voting Agreement is qualified in its entirety by reference to the Voting Agreement.

Item 5.01.  Change in Control of Registrant

(b)

The information contained in Item 1.01 above is incorporated by reference herein.

Forward-looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed acquisition of CommerceHub by affiliates of GTCR and Sycamore, including the expected timing of the completion of the transaction, the expected benefits of the transaction and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed acquisition of CommerceHub. These forward-looking statements speak only as of the date of this communication, and CommerceHub expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of CommerceHub, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to CommerceHub’s business which may affect the statements made in this communication.

Additional Information

Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of any series of CommerceHub’s common stock. CommerceHub stockholders and other investors are urged to read the proxy statement to be filed with the SEC because it will contain important information relating to the proposed acquisition of CommerceHub by affiliates of GTCR and Sycamore. Copies of CommerceHub’s SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Investor Relations at investor@commercehub.com.

Participants in the Solicitation

The directors and executive officers of CommerceHub and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals relating to the proposed acquisition of CommerceHub. Information regarding the directors and executive officers of CommerceHub will be available in its proxy statement, which will be filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the foregoing to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
2.1	Agreement and Plan of Merger, dated as of March 5, 2018, by and among Great Dane Parent, LLC, Great Dane Merger Sub, Inc. and CommerceHub, Inc.
10.1	Voting Agreement, dated as of March 5, 2018, by and among Great Dane Parent, LLC, CommerceHub, Inc. and Malone CHUB 2017 Charitable Remainder Unitrust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2018

COMMERCEHUB, INC.

By:	/s/ Douglas Wolfson
Name:	Douglas Wolfson
Title:	General Counsel and Secretary